                                                                   Exhibit 10.15

                          Registration Rights Agreement

                                  by and among

                        Schlumberger Technologies, Inc.,


                                 Schlumberger BV

                                       and

                                  NPTest, Inc.


                               _________ __, 2002

                                TABLE OF CONTENTS

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                                                                                  ----
ARTICLE I DEFINITIONS ..........................................................  1
---------------------
     Section 1.1  Affiliate.....................................................  1
     -----------  ---------
     Section 1.2  Common Stock..................................................  1
     -----------  ------------
     Section 1.3  Continuously Effective........................................  2
     -----------  ----------------------
     Section 1.4  Exchange Act..................................................  2
     -----------  ------------
     Section 1.5  Holders.......................................................  2
     -----------  -------
     Section 1.6  IPO...........................................................  2
     -----------  ---
     Section 1.7  IPO Closing Date..............................................  2
     -----------  ----------------
     Section 1.8  IPO Restricted Period.........................................  2
     -----------  ---------------------
     Section 1.9  Maximum Number................................................  2
     -----------  --------------
     Section 1.10 Person........................................................  2
     ------------ ------
     Section 1.11 Prospectus....................................................  2
     ------------ ----------
     Section 1.12 Registrable Securities........................................  2
     ------------ ----------------------
     Section 1.13 Registration Expenses.........................................  3
     ------------ ---------------------
     Section 1.14 Registration Statement........................................  3
     ------------ ----------------------
     Section 1.15 Related Securities............................................  3
     ------------ ------------------
     Section 1.16 Securities Act................................................  4
     ------------ --------------
     Section 1.17 SEC...........................................................  4
     ------------ ---
     Section 1.18 Shelf Registration Statement..................................  4
     ------------ -----------------------------------
     Section 1.19 Underwritten Registration or Underwritten Offering............  4
     ------------ --------------------------------------------------
     Section 1.20 Underwriters' Representative..................................  4
     ------------ ----------------------------

ARTICLE II SECURITIES SUBJECT TO THIS AGREEMENT ................................  4
-----------------------------------------------

ARTICLE III REGISTRATION UNDER THE SECURITIES ACT ..............................  4
-------------------------------------------------
     Section 3.1  Shelf Registration............................................  4
     -----------  ------------------
     Section 3.2  Required Registration.........................................  4
     -----------  ---------------------
     Section 3.3  Incidental Registration.......................................  7
     -----------  -----------------------

ARTICLE IV BLACKOUT PERIOD .....................................................  8
--------------------------
     Section 4.1  General.......................................................  8
     -----------  -------

     Section 4.2   Specific Blackout Procedures.................................   9
     -----------   ----------------------------

ARTICLE V SELECTION OF UNDERWRITERS ............................................   9
-----------------------------------

ARTICLE VI HOLDBACK AGREEMENT ..................................................  10
-----------------------------
     Section 6.1   Holder Sale or Distribution..................................  10
     -----------   ---------------------------
     Section 6.2   Company Sale or Distribution.................................  10
     -----------   ----------------------------
     Section 6.3   Holder Distribution to Stockholders..........................  10
     -----------   -----------------------------------
     Section 6.4   Definitions..................................................  10
     -----------   -----------

ARTICLE VII REGISTRATION PROCEDURES ............................................  11
-----------------------------------
     Section 7.1   Required Procedures..........................................  11
     -----------   -------------------

ARTICLE VIII REGISTRATION EXPENSES .............................................  15
----------------------------------

ARTICLE IX INDEMNIFICATION; CONTRIBUTION .......................................  15
----------------------------------------
     Section 9.1   Indemnification by the Company...............................  15
     -----------   ------------------------------
     Section 9.2   Indemnification by Holders of Registrable Securities ........  16
     -----------   ----------------------------------------------------
     Section 9.3   Conduct of Indemnification Proceedings ......................  16
     -----------   --------------------------------------
     Section 9.4   Contribution ................................................  17
     -----------   ------------

ARTICLE X RULE 144 .............................................................  18
------------------

ARTICLE XI MISCELLANEOUS .......................................................  18
------------------------
     Section 11.1  Remedies.....................................................  18
     ------------  --------
     Section 11.2  Termination..................................................  18
     ------------  -----------
     Section 11.3  Amendment....................................................  19
     ------------  ---------
     Section 11.4  Entire Agreement.............................................  19
     ------------  ----------------
     Section 11.5  Notices......................................................  19
     ------------  -------
     Section 11.6  Successors and Assigns.......................................  20
     ------------  ----------------------
     Section 11.7  Authority....................................................  20
     ------------  ---------
     Section 11.8  Counterparts.................................................  20
     ------------  ------------
     Section 11.9  Descriptive Headings.........................................  20
     ------------  --------------------
     Section 11.10 Governing Law................................................  20
     ------------- -------------
     Section 11.11 Severability.................................................  20
     ------------- ------------

                          REGISTRATION RIGHTS AGREEMENT

           REGISTRATION RIGHTS AGREEMENT, dated as of _________, 2002, by and among NPTest, Inc., a Delaware corporation (the "Company"), Schlumberger Technologies, Inc., a Delaware corporation ("STI"), and Schlumberger BV, a company organized under the laws of the British Virgin Islands ("SBV").

                              W I T N E S S E T H:

           WHEREAS, STI and SBV collectively own all of the currently issued and outstanding common stock of the Company;

           WHEREAS, the parties hereto have entered into a Master Separation and Sale Agreement (the "Master Separation Agreement") as described in the Registration Statement on Form S-1, Registration No. 333-__________, as amended or supplemented from time to time, pursuant to which the Company's shares will become publicly traded;

           WHEREAS, the parties hereto desire to set forth the rights of the Holders (as hereinafter defined) and the obligations of the Company with respect to the registration of the Registrable Securities (as hereafter defined) pursuant to the Securities Act (as hereafter defined); and

           WHEREAS, the execution and delivery of this Agreement by the parties hereto is a condition to the obligations of each of the Holders and the Company under the Master Separation Agreement;

           NOW, THEREFORE, in consideration of the covenants and agreements of the Holders and the Company contained herein and in the Master Separation Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

     Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Master Separation Agreement. For purposes of this Agreement the following terms shall have the following meanings:

           Section 1.1 Affiliate. "Affiliate" of any Person means any entity that controls, is controlled by, or is under common control with such Person. As used herein, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities or other interests, by contract or otherwise.

           Section 1.2 Common Stock. "Common Stock" means the shares of common stock, par value $0.01 per share, of the Company.

           Section 1.3 Continuously Effective. "Continuously Effective" with respect to a specified Registration Statement, means that such Registration Statement shall not cease to be effective and available for transfers of Registrable Securities in accordance with the method of distribution set forth therein during the period specified in the relevant provision of this Agreement.

           Section 1.4 Exchange Act. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

           Section 1.5 Holders. "Holders" means, collectively, Schlumberger Technologies Inc., Schlumberger BV and their respective Affiliates (other than the Company and its controlled Affiliates) who from time to time own Registrable Securities or any transferee of a Holder entitled to the benefits of this Agreement; each of such entities separately is sometimes referred to herein as a "Holder."

           Section 1.6 IPO. "IPO" means the initial public offering of shares of the Common Stock (the "Shares") contemplated by the Master Separation Agreement.

           Section 1.7 IPO Closing Date. "IPO Closing Date" has the meaning set forth in the Master Separation and Sale Agreement.

           Section 1.8 IPO Restricted Period. "IPO Restricted Period" means the period, if any, during which the Holders agree with the representatives of the Underwriters in the IPO not to sell shares of Common Stock, as the same may be waived, shortened or, with the consent of the Holders, extended.

           Section 1.9 Maximum Number. "Maximum Number" when used in connection with an underwritten offering, shall mean the maximum number of shares of Common Stock (or amount of other Registrable Securities) that the Underwriters' Representative has informed the Company and the Holders may be included as part of such offering without materially and adversely affecting the success or pricing of such offering.

           Section 1.10 Person. "Person" shall mean any natural person, firm, individual, corporation, partnership, limited liability company, joint venture, business trust, association, trust, company or other organization or entity, whether incorporated or unincorporated.

           Section 1.11 Prospectus. "Prospectus" means the prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

           Section 1.12 Registrable Securities. "Registrable Securities" means, collectively, (i) the shares of Common Stock owned by the Holders immediately following the first closing of the IPO (the "Shares"), (ii) any stock or other securities (of the Company or any other issuer) into which or for which the Shares may hereafter be changed, converted or exchanged, (iii) any other securities issued or distributed in respect of the Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, reorganization, merger, consolidation or otherwise, and (iv) any other successor securities received in respect of any of the foregoing (i) through (iii); provided that in the event that any Registrable Securities (as defined without giving effect to this proviso) are being registered pursuant hereto, the Holder may include in such registration (subject to the limitations of this Agreement otherwise applicable to the inclusion of Registrable Securities) any shares of Common Stock or securities acquired in respect thereof acquired at any time by such Holder, which shall also be deemed to be "Shares", and accordingly Registrable Securities, for purposes of such registration.

           Section 1.13 Registration Expenses. "Registration Expenses" means any and all out-of-pocket expenses incident to performance of or compliance with this Agreement, including, without limitation, (i) all SEC and securities exchange registration and filing fees, (ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for any underwriters in connection with blue sky qualifications of the Registrable Securities) or relating to the National Association of Securities Dealers, Inc. (the "NASD"), (iii) all printing, messenger and delivery expenses,
(iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange pursuant to Section 7(h), (v) the fees and disbursements of counsel for the Company and of its independent public accountants, (vi) all expenses in connection with the preparation, printing and filing of the Registration Statement, any preliminary Prospectus or final Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to any Holders, underwriters and dealers and all expenses incidental to delivery of the Registrable Securities, (vii) subject to the limitations set forth in Section 8, the reasonable fees and disbursements of counsel, other than the Company's counsel, selected by the Holders of the Registrable Securities being registered, (viii) the reasonable fees and expenses of any special experts retained in connection with the requested registration,
(ix) any internal expenses of the Company and cost of Company employees, (x) the expenses incurred in connection with making "roadshow" presentations and holding meetings with potential investors to facilitate the distribution and sale of Registrable Securities, but shall not include with respect to Registrable Securities sold by the Holders (a) underwriting discounts and commissions and transfer taxes, if any, and (b) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities.

           Section 1.14 Registration Statement. "Registration Statement" means any registration statement of the Company which covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statements including post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

           Section 1.15 Related Securities. "Related Securities" means any securities of the Company similar or identical to any of the Registrable Securities including, without limitation, Common Stock and all options, warrants, rights and other securities convertible into, or exchangeable or exercisable for Common Stock (other than any of the foregoing to be offered or sold to officers, directors or employees as compensation).

           Section 1.16 Securities Act. "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations thereunder.

           Section 1.17 SEC. "SEC" means the Securities and Exchange Commission.

           Section 1.18 Shelf Registration Statement. "Shelf Registration Statement" means a Registration Statement filed with the SEC for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the SEC) covering some or all of the Registrable Securities, as applicable.

           Section 1.19 Underwritten Registration or Underwritten Offering. "Underwritten Registration or Underwritten Offering" shall mean a registration in which securities of the Company are sold to one or more underwriters for reoffering to the public.

           Section 1.20 Underwriters' Representative. "Underwriters' Representative" when used in connection with an Underwritten Offering, shall mean the managing underwriter of such offering, or, in the case of a co-managed underwriting, the managing underwriter designated as the Underwriters' Representative by the co-managers.

                                   ARTICLE II

                      SECURITIES SUBJECT TO THIS AGREEMENT

     The securities entitled to the benefits of this Agreement are the Registrable Securities. For the purposes of this Agreement, Registrable Securities will cease to be Registrable Securities when (i) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act and they have been disposed of pursuant to such effective Registration Statement, (ii) such Registrable Securities are distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, (iii) such Registrable Securities shall have been otherwise transferred to a person who is not a Holder, or (iv) such Registrable Securities shall have ceased to be outstanding.

                                  ARTICLE III

                      REGISTRATION UNDER THE SECURITIES ACT

           Section 3.1 Shelf Registration. Within 120 days after the Company first becomes eligible to use a Shelf Registration Statement (the "Shelf Registration Statement Eligibility Date"), the Company shall file and use its reasonable efforts to cause to become effective not later than the 150th day after the Shelf Registration Statement Eligibility Date, a Shelf Registration Statement on any appropriate form for all the Registrable Securities, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof, as specified by the Holders (including pursuant to one or more Underwritten Offerings); provided that at the request of the Holders, the filing and effectiveness of the Shelf Registration Statement may be delayed for such a period as the Holders request. The Company agrees to use its reasonable efforts, taking into account the unavailability of incorporation by reference prior to the Company's becoming eligible to use Form S-3, to keep such Registration Statement Continuously Effective and usable for resale of Registrable Securities, for a period of twenty-four (24) months from the date on which the SEC declares such Registration Statement effective or such shorter period which will terminate when all the Registrable Securities covered by such Registration Statement cease to be Registrable Securities; provided, however, that the Company may elect that such Registration Statement not be filed or usable during any Blackout Period (as defined in Article IV). No incidental or piggyback registration rights shall be available to any Person (including the Company) with respect to the Shelf Registration Statement, and no Person (including the Company) shall have the right to have any securities other than the Registrable Securities included therein or registered thereon.

           The registration rights granted pursuant to the provisions of this
Section 3.1 shall be in addition to the registration rights granted pursuant to other provisions of this Article III and the number of Demand Registrations provided pursuant to Section 3.2 below shall not be reduced by reason of any underwritten offerings effected pursuant to the Shelf Registration.

           Section 3.2 Required Registration.

                  (a) The Holders shall have the right to request in writing (a "Request") (which Request shall specify the Registrable Securities intended to be disposed of by such Holders and the intended method of distribution thereof, which may include disposition (1) from time to time or on a continuous or delayed basis pursuant to Rule 415 under the Securities Act (or any similar rule) and accordingly require the filling of a "shelf" registration statement and/or (2) sales for cash or dispositions upon exchange or conversion of securities or dispositions for any form of consideration or no consideration) that the Company register such portion of such Holders' Registrable Securities as shall be specified in the Request (a "Demand Registration") by filing with the SEC, as soon as practicable thereafter, but not later than the 30th day (or the 45th day if the applicable registration form is Form S-1 or S-2) after the receipt of such a Request by the Company, a registration statement (a "Demand Registration Statement") covering such Registrable Securities, and the Company shall use its best efforts to have such Demand Registration Statement declared effective by the SEC as soon as practicable thereafter, but in no event later than the 75th day (or the 90th day if the applicable registration form is Form S-1 or S-2) after the receipt of such a Request; provided that the Company is not required to file any Registration Statement prior to the last day of the IPO Restricted Period (but shall prepare a Registration Statement if requested to enable it to be filed on such last day). The Company agrees to use its best efforts, taking into account the unavailability of incorporation by reference prior to the Company's becoming eligible to use Form S-3, to keep such Demand Registration Statement Continuously Effective for the period specified in the Request, as extended by the length of any Suspension Period (as defined in Article VII) with respect thereto (or for such shorter period which will terminate when all of the Registrable Securities covered by such Demand Registration Statement shall have been sold pursuant thereto), including, if necessary, by filing with the SEC a post-effective amendment or a supplement to the Demand Registration Statement or the related prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the Demand Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Demand Registration Statement or by the Securities Act, the Exchange Act, any state securities or blue sky laws, or any rules and regulations thereunder; provided that such period during which the Demand Registration Statement shall remain Continuously Effective shall, in the case of an Underwritten Offering, be extended for such period (if any) as the underwriters shall reasonably require, including to satisfy, in the judgment of counsel to the underwriters, any prospectus delivery requirements imposed by applicable law.

          The Company shall not be obligated to effect more than four (4) Demand Registrations pursuant to Requests. For purposes of the preceding sentence, a Demand Registration shall not be deemed to have been effected, (i) unless a Demand Registration Statement with respect thereto has become effective, (ii) if after such Demand Registration Statement has become effective, the offer, sale or distribution of Registrable Securities thereunder is prevented by any stop order, injunction or other order or requirement of the SEC or other Governmental Entity for any reason not attributable to any Holder and such effect is not thereafter eliminated, or (iii) in the case of an Underwritten Offering, if the conditions to closing specified in the underwriting agreement entered into in connection with such Registration are not satisfied or waived, other than by reason of a failure on the part of any Holder. If the Company shall have complied with its obligations under this Agreement, a right to a Demand Registration pursuant to this Section 3.2 shall be deemed to have been satisfied upon the earlier of (x) the date as of which all of the Registrable Securities included therein shall have been sold to the underwriters or distributed pursuant to the Demand Registration Statement, and (y) the date as of which such Demand Registration shall have been Continuously Effective for a 60-day period or other period specified in the preceding paragraph following the effectiveness of such Demand Registration Statement.

          Any Request made pursuant to this Section 3.2 shall be addressed to the attention of the Secretary of the Company, and shall specify (a) the number of Registrable Securities to be Registered (which shall be not less than the lesser of (i) 5% of the total number of shares of Common Stock, provided that the aggregate public offering price of the Registrable Securities to be registered (based on the closing sale price of the Common Stock on the last trading day prior to the delivery of a Request) would not be less than $[____] million), or (ii) the remaining balance of the Registrable Securities then held by the Holders, (b) the intended method of distribution thereof and the requested period of effectiveness, and (c) that the request is for a Demand Registration pursuant to this Section 3.2.

               (b) The Company may not include in a Demand Registration pursuant to Section 3.2(a) hereof, shares of Common Stock for the account of the Company or any subsidiary of the Company, but, if and to the extent required by a contractual obligation, may, subject to compliance with Section 3.2(c), include shares of Common Stock for the account of any other Person who holds shares of Common Stock entitled to be included therein; provided, however, that, except to the extent modified with the consent of the Holders, if the Underwriters' Representative of any offering described in this Section 3.2 shall have informed the Holders in writing that in its judgment there is a Maximum Number of shares of Common Stock that all Holders and any other Persons desiring to participate in such Registration may include in such offering, then the Company shall include in such Demand Registration all Registrable Securities requested to be included in such Registration by the Holders together with up to such additional number of shares of Common Stock that any other Persons entitled to participate in such Registration desire to include in such Registration up to the Maximum Number that the

Underwriters' Representative has informed the Holders may be included in such Registration without materially and adversely affecting the success or pricing of such offering; provided that the number of shares of Common Stock to be offered for the account of all such other Persons participating in such Registration shall be reduced in a manner determined by the Company in its sole discretion.

               (c) No Holder may participate in any underwritten offering under Article III hereof and no other Person shall be permitted to participate in any such offering pursuant to Section 3.2 or 3.3 hereof unless it completes and executes all customary questionnaires, powers of attorney, custody agreements, underwriting agreements, and other customary documents required under the customary terms of such underwriting arrangements. In connection with any underwritten offering under Article III hereof, each participating Holder and the Company and, except in the case of Section 3.1 hereof, each other Person shall be a party to the underwriting agreement with the underwriters and may be required to make certain customary representations and warranties and provide certain customary indemnifications for the benefit of the underwriters; provided that the Holders shall not be required to make representations and warranties with respect to the Company and its Subsidiaries or their business and operations and shall not be required to agree to any indemnity or contribution provisions less favorable to them than as are set forth herein.

          Section 3.3 Incidental Registration.

               (a) If at any time the Company proposes to register any Related Securities under the Securities Act (other than in connection with any acquisition or business combination transaction and other than in connection with stock options and other stock-based employee benefit plans and compensation) either in connection with a primary offering for cash for the account of the Company, a secondary offering or a combined primary and secondary offering, the Company will each time it intends to effect such a registration, give written notice (a "Company Notice") to all Holders of Registrable Securities at least 10 business days prior to the initial filing of a registration statement with the SEC pertaining thereto, informing such Holders of its intent to file such registration statement and of the Holders' right to request the registration of the Registrable Securities held by the Holders. Upon the written request of the Holders made within 7 business days after any such Company Notice is given (which request shall specify the Registrable Securities intended to be disposed of by such Holder and, unless the applicable registration is intended to effect a primary offering of Common Stock for cash for the account of the Company, the intended method of distribution thereof), the Company will use its reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders to the extent required to permit the disposition (in accordance with the intended methods of distribution thereof or, in the case of a registration which is intended to effect a primary offering for cash for the account of the Company, in accordance with the Company's intended method of distribution) of the Registrable Securities so requested to be registered, including, if necessary, by filing with the SEC a post-effective amendment or a supplement to the registration statement filed by the Company or the related prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the registration statement filed by the Company, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such registration statement or by the Securities Act, any state securities or blue sky laws, or any rules and regulations thereunder; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay such registration of the securities, the Company shall give written notice of such determination to each Holder of Registrable Securities and, thereupon, (A) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith), and (B) in the case of a determination to delay such registration, the Company shall be permitted to delay registration of any Registrable Securities requested to be included in such registration statement for the same period as the delay in registering such other securities.

          The registration rights granted pursuant to the provisions of this
Section 3.3 shall be in addition to the registration rights granted pursuant to the other provisions of this Article III.

               (b) If, in connection with a Registration Statement pursuant to this Section 3.3, the Underwriters' Representative of the offering registered thereon shall inform the Company and the Holders in writing that in its opinion there is a Maximum Number of shares of Common Stock that may be included therein; then (a) in the event such Registration Statement relates to an offering initiated by the Company of Common Stock being offered for the account of the Company, the Company may include in such registration the number of shares it proposes to offer and, if such number is less than the Maximum Number, then the number of shares of Common Stock requested to be included by any Person (including the Holders) other than the Company may be reduced, pro rata in proportion to the respective number of shares of Common Stock owned by such Persons, to the extent necessary to reduce the respective total number of shares of Common Stock requested to be included in such offering to the Maximum Number of shares of Common Stock recommended by such Underwriters' Representative and
(b) in the event such a Registration Statement is initiated by any Person other than the Company, except to the extent modified with the consent of the Holders, the number of shares of Common Stock requested to be included by such Person and, any other Person (including the Holders) may be reduced pro rata in proportion to the respective number of shares of Common Stock owned by such Persons, to the extent necessary to reduce the respective total number of shares of Common Stock requested to be included in such offering to the Maximum Number.

                                   ARTICLE IV

                                 BLACKOUT PERIOD

          Section 4.1 General. Subject to the provisions in Section 4.2, the Company shall be entitled to elect that a Registration Statement not be usable, or that the filing thereof be delayed beyond the time otherwise required, for a reasonable period of time, but not in excess of 60 days (a "Blackout Period"), if the Company determines in good faith that the registration and distribution of Registrable Securities (or the use or filing of the Registration Statement or related Prospectus) would interfere with any pending material financing, acquisition, corporate reorganization or any other material corporate development involving the Company or any of its subsidiaries or would require premature disclosure thereof and promptly gives the Holders of Registrable Securities written notice of such determination, and if requested by Holders, the Company will promptly deliver to it a general statement of the reasons for such postponement or restriction on use and to the extent practicable an approximation of the anticipated delay; provided, however, that the aggregate number of days included in all Blackout Periods, when taken together with any Suspension Periods (as defined in Article VII), during any consecutive 12 months shall not exceed 90 days.

          Section 4.2 Specific Blackout Procedures. All Registrable Securities sold or distributed under a Demand Registration shall be made in accordance with the following provisions:

               (a) Underwritten Offerings. With respect to an Underwritten Offering, the provisions of Section 4.1 shall apply to the delaying by the Company of (i) the filing of a Registration Statement and (ii) causing a Registration Statement to become effective. Once an underwriting agreement as contemplated by Section 7(i) has been entered into in connection with the Underwritten Offering, the terms of such underwriting agreement and Section 3.1, and not the provisions of Section 4.1, shall govern the continued effectiveness and use of the Registration Statement as it relates to such Underwritten Offering.

               (b) Other Offerings. With respect to an offering other than an Underwritten Offering, the procedures of this Section 4.2(b) shall supplement
Section 4.1 with respect to sales after the effectiveness of the Registration Statement. Prior to any sale pursuant to this Section 4.2(b), the Holder shall give notice (by electronic mail) to ______________, ________________ of the Company (_____________@____________.com) and to ______________, ________________
of the Company (_____________@____________.com). The Holder may give notice of such intent to sell three business days prior to the beginning of the two-week period. The Company shall respond as promptly as practicable to any such notice, and shall respond in any event within two business days (by electronic mail) to _____________, __________ of _____________(__________@slb.com) and to
_____________, __________ of _____________(__________@slb.com). Such response shall indicate either (A) that the Holder may use the Registration Statement for the next 14 calendar days, unless the Company subsequently gives a Suspension Notice or (B) that the Holder may not use the Registration Statement and that a Blackout Period is in effect as contemplated by Section 4.1. If the Company does not respond within two business days, the lack of response shall be deemed a response described in (A) of the preceding sentence.

                                    ARTICLE V

                            SELECTION OF UNDERWRITERS

     If any offering pursuant to a Shelf Registration Statement or a Demand Registration Statement is an underwritten offering, the Holders will select a managing underwriter or underwriters to administer the offering, in its sole discretion after consultation with the Company. In any incidental registration pursuant to Section 3.2, the Company will select a managing underwriter or underwriters to administer the offering, in its sole discretion after consultation with the Holders.

                                   ARTICLE VI

                               HOLDBACK AGREEMENT

          Section 6.1 Holder Sale or Distribution. If so requested by the Underwriters' Representative in connection with an offering of securities covered by a registration statement filed by the Company, if Registrable Securities of a Holder are included therein or such Holder declined to include therein any Registrable Securities owned by it, such Holder shall agree not to effect any sale or distribution of the Shares, including a sale pursuant to Rule 144, without the prior written consent of the Underwriters' Representative (except as part of such Underwritten Registration), during the 7-day period prior to, and during the 90-day period beginning on, the date such registration statement is declared effective under the Securities Act by the SEC; provided that the Holders are timely notified of such effective date in writing by the Company or the Underwriters' Representative. Notwithstanding the foregoing, a Holder may transfer Registrable Securities to a person who agrees not to effect any sale or distribution of shares without the prior written consent of the Underwriters' Representative during such period. The Holders shall not be subject to the restrictions set forth in this Section 6.1 for longer than 97 days during any 12-month period and a Holder shall no longer be subject to such restrictions at such time as such Holder together with its affiliates shall own less than 5% of the then outstanding shares of Common Stock on a fully-diluted basis.

          Section 6.2 Company Sale or Distribution. If so requested by the Underwriters' Representative in connection with an offering of any Registrable Securities, the Company shall agree not to effect any sale or distribution of shares of Common Stock, without the prior written consent of the Underwriters' Representative (other than as a part of such offering or in connection with any acquisition or business combination transaction and other than in connection with stock options and employee benefit plans and compensation) during the 7-day period prior to, and during the 90-day period beginning on, the date such registration statement is declared effective under the Securities Act by the SEC and shall use its best efforts to obtain and enforce similar agreements from any other Persons if requested by the Underwriters' Representative; provided that the Company or such Persons shall not be subject to the restrictions set forth in this Section 6.2 for longer than 97 days during any 12-month period.

          Section 6.3 Holder Distribution to Stockholders. Notwithstanding anything else in this Article VI to the contrary, no Holder shall be precluded from distributing to any or all of its stockholders any or all of the Registrable Securities.

          Section 6.4  Definitions. As used in Sections 6.1 and 6.2 of this
Article VI, "sales" or "distributions" shall be deemed to include, to the extent requested by the Underwriters' Representative, (1) contracts to sell, sales of options or contracts to purchase, purchases of any option or contract to sell, grants of options, rights or warrants to purchase or otherwise transfer or dispose of, directly or indirectly, any of the Shares or any securities convertible into or exercisable or exchangeable for the Shares and (2) swaps or other arrangements that transfer to another, in whole or in part, any of the economic consequences of ownership of the Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of the Shares or such other securities, in cash or otherwise.

                                   ARTICLE VII

                             REGISTRATION PROCEDURES

           Section 7.1 Required Procedures. If and whenever the Company is required to or to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company will, as expeditiously as possible and without limiting any time period or obligation set forth elsewhere in this Agreement:

                  (a) Prepare and file with the SEC a Registration Statement with respect to such Registrable Securities on a form for which the Company then qualifies, and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and use its best efforts to cause such Registration Statement to become and remain effective; provided that, a reasonable time before filing a Registration Statement or Prospectus, or any amendments or supplements thereto (other than reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the SEC thereunder), the Company will furnish to the Holders and their counsel for review and comment, copies of all documents proposed to be filed and provided further, that if the Holders so request (x) they and their counsel and other representatives may participate in the drafting and preparation of such Registration Statement and (y) such information as they believe may be beneficial to be included in the Registration Statement for marketing purposes shall be included therein so long as disclosure of such information (1) is in compliance with applicable law and (2) does not competitively harm the Company;

                  (b) Prepare and file with the SEC amendments and post-effective amendments to each such Registration Statement and such amendments and supplements to the Prospectus used in connection therewith as may be required by the Securities Act or the Exchange Act or otherwise necessary to keep the Registration Statement effective for the applicable period and cause the Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to otherwise comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition set forth in such Registration Statement and Prospectus or such earlier time as the Company's obligations to maintain the effectiveness and availability for use of such Registration Statement ceases;

                  (c) Furnish to each Holder of such Registrable Securities such number of copies of such Registration Statement and of each amendment and post-effective amendment thereto (in each case including all exhibits), the Prospectus and Prospectus supplement, as applicable, and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder (the Company hereby consenting to the use (subject to the limitations set forth in the last paragraph of this Section 7) of the Prospectus or any amendment or supplement thereto in connection with such disposition);

               (d) Use its best efforts to register or qualify such Registrable Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as each Holder shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 7(d), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

               (e) Notify each Holder of any such Registrable Securities covered by such Registration Statement, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in Section 7, of the Company's becoming aware that the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then existing, and at the request of any such Holder, prepare and furnish to such Holder a reasonable number of copies of an amendment or supplement to the Registration Statement or related Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

               (f) Notify each Holder of Registrable Securities covered by such Registration Statement at any time,

                   (i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective,

                   (ii) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, and of any comments, oral or written, by the SEC with respect thereto,

                   (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose,

                   (iv) if at any time the representations and warranties of the Company made pursuant to agreements contemplated by paragraph
         (i)(i) below cease to be true and correct, and


                   (v) of the receipt by the Company of any notification with respect to the suspension of qualification or exemption from qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

               (g) Otherwise use its best efforts to make available to its security holders, as soon as reasonably practicable (but not more than eighteen months) after the effective date of the Registration Statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

               (h) Cause all such Registrable Securities to be listed on any securities exchange on which the Common Stock is then listed, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange, and to provide a transfer agent, CUSIP number and registrar for such Registrable Securities covered by such Registration Statement no later than the effective date of such Registration Statement;

               (i) Enter into agreements (including underwriting agreements) and take all other appropriate actions in order to expedite or facilitate the disposition of such Registrable Securities as is customarily made or done by issuers of comparable standing in connection with comparable offerings and in such connection (to the extent so customary):

                   (i) make such representations and warranties to the Holders of such Registrable Securities and the underwriters, if any, and agree to such indemnification and contribution agreements, in form, substance and scope as are customarily made by issuers to underwriters in comparable underwritten offerings;

                   (ii) obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the underwriters, if any, and the Holders of the Registrable Securities being sold) addressed to each Holder and the underwriters, if any, covering the matters customarily covered in opinions requested in comparable underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

                   (iii) obtain comfort letters and updates thereof from the Company's independent accountants addressed to the selling Holders of Registrable Securities and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with comparable underwritten offerings;

                   (iv) if requested, provide the indemnification in accordance with the provisions and procedures of Article IX hereof to all parties to be indemnified pursuant to said Article; and

                   (v) deliver such documents and certificates as may be reason ably requested by the Holders of a majority of the Registrable Securities being sold and the underwriters, if any, to evidence compliance with clause (f) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The matters set forth in this Section 7.1(i) shall be effected at each closing under any underwriting or similar agreement as and to the extent required thereunder.

               (j) Cooperate with the Holders of Registrable Securities covered by such Registration Statement and the underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing the securities to be sold under such Registration Statement, and enable such securities to be in such denominations and registered in such names as the underwriter or underwriters, if any, or such Holders may request, or take other appropriate action if the Registrable Securities are to be uncertificated;

               (k) If requested by the underwriter or underwriters or a Holder of Registrable Securities being sold in connection with an Underwritten Offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the underwriters and the Holders of the Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the amount of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering and make all required filings of such Prospectus supplement or post-effective amendment promptly upon being notified of the matters of be incorporated in such Prospectus supplement or post-effective amendment;

               (l) In the event of any Underwritten Offering, participate, and have senior management available to participate, in any "roadshow" marketing efforts reasonably requested by the underwriters; and

               (m) Make available for inspection by any Holder of Registrable Securities included in such Registration Statement, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such Holder or underwriter in connection with such disposition, such financial and other records and other information, pertinent corporate documents and properties of any of the Company and its Subsidiaries and controlled Affiliates, as shall be reasonably necessary to enable them to exercise their due diligence responsibility.

         The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such Holder and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request.

         Each Holder of Registrable Securities agrees that, upon receipt of any notice (the "Suspension Notice") from the Company of the happening of any event of the kind described in Section 7(e), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Prospectus or Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 7(e), and, if so directed by the Company, such Holder will use its reasonable efforts to deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period of time during which the Registration Statement is required to be Continuously Effective pursuant to
Article III hereof shall be extended by the number of days during the period (the "Suspension Period") from the date of the giving of such Suspension Notice and through the date when the Holders of Registrable Securities covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 7.1(e).

                                  ARTICLE VIII

                              REGISTRATION EXPENSES

     The Company will pay all Registration Expenses in connection with all registrations of Registrable Securities, and the Holders shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holders' Registrable Securities pursuant to a Registration Statement.

                                   ARTICLE IX

                          INDEMNIFICATION; CONTRIBUTION

           Section 9.1 Indemnification by the Company. The Company agrees to indemnify each Holder of Registrable Securities, its officers and directors and each Person who controls such Holder (within the meaning of the Securities Act), and any agent and investment or financial adviser thereof against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and expenses of investigation) incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation arising out of or based upon (i) any untrue or alleged untrue statement of material fact contained in a Registration Statement, any Prospectus or preliminary Prospectus, or any amendment or supplement to any of the foregoing or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or a preliminary Prospectus, in light of the circumstances under which they were made) not misleading, except in each case insofar as the same arise out of or are based upon any such untrue statement or omission made in reliance on and in conformity with information furnished in writing to the Company by any indemnified party or its counsel expressly for use therein. In connection with an Underwritten Offering, the Company will indemnify the underwriters thereof, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities (provided that as to each underwriter the exception to such indemnification obligation shall instead be for information with respect to such underwriter furnished in writing by such underwriter or its counsel). Notwithstanding the foregoing provisions of this Section 9.1, in the case of an offering that is not an Underwritten Offering, the Company will not be liable to any Holder of Registrable Securities under the indemnity agreement in this Section 9.1 for any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense that arises out of such Holder's failure to send or give a copy of the final Prospectus (as it may then be amended or supplemented) to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of the Registrable Securities to such Person if such statement or omission was corrected in such final Prospectus (as it may then be amended or supplemented) and the Company has previously furnished copies thereof in accordance with this Agreement.

           Section 9.2 Indemnification by Holders of Registrable Securities. In connection with a Registration Statement, each Holder will furnish to the Company in writing such information, including with respect to the name, address and the amount of Registrable Securities held by such Holder, as the Company reasonably requests for use in such Registration Statement or the related Prospectus and agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 9.1) the Company, all other prospective Holders or any underwriter, as the case may be, and any of their respective affiliates, directors, officers and controlling Persons (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in such Registration Statement or Prospectus or any amendment or supplement to either of them or necessary to make the statements therein (in the case of a Prospectus, in the light of the circumstances then existing) not misleading, but only to the extent that any such untrue statement or omission is made in reliance on and in conformity with information with respect to such Holder furnished in writing to the Company by such Holder or its counsel specifically for inclusion therein.

           Section 9.3 Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such indemnified party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such indemnified party may claim indemnification or contribution pursuant to this Agreement (provided that failure to give such notification shall not affect the obligations of the indemnifying person pursuant to this Article IX except to the extent the indemnifying party shall have been actually prejudiced as a result of such failure). In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to the indemnified parties and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under these indemnification provisions for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation, except as provided in the following sentence. Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses could, in the good faith judgment of the indemnified party, create a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent the indemnified party (in case of clauses (ii) and (iii), if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party (which counsel shall be reasonably satisfactory to the indemnifying party), the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party; it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the good faith judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels). The indemnifying party will not be subject to any liability for any settlement made without its consent (which consent will not be unreasonably withheld).

           Section 9.4 Contribution. To the extent the indemnification from the indemnifying party provided for in this Article IX is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities and expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 9.3, any legal and other fees and expenses reasonably incurred by such indemnified party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 9.4, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Holder of Registrable Securities shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Holder were offered to the public (net of all underwriting discounts and commissions) exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. To the extent indemnification is available under this Article IX, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 9.1 or 9.2, as the case may be, without regard to the relative fault of said indemnifying parties or indemnified party or any other equitable consideration provided for in this Section 9.4.

                    (a) The provisions of this Article IX shall be applicable in respect of each registration pursuant to this Agreement, shall be in addition to any liability which any party may have to any other party and shall survive any termination of this Agreement.

                                   ARTICLE X

                                    RULE 144

     For a period of two years following the IPO Closing Date or, if at the end of such two year period, a Holder is an affiliate (as defined in Rule 144 under the Securities Act) of the Company, until such time as no Holder is an affiliate (as defined in Rule 144 under the Securities Act) of the Company, the Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available other information so long as necessary to satisfy the requirements of Rule 144 under the Securities Act relating to the availability of public information), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

                                   ARTICLE XI

                                 MISCELLANEOUS

           Section 11.1 Remedies. No failure or delay on the part of either party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available. Each Holder of Registrable Securities in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

           Section 11.2 Termination. The right of any Holder to request registration or inclusion in any registration pursuant to this Agreement shall terminate on such date after the IPO Closing Date as all shares of Registrable Securities held or entitled to be held upon conversion by such Holder (and any affiliate that is a Holder) may immediately be sold under Rule 144 during any ninety (90) day period.

           Section 11.3 Amendment. No change or amendment will be made to this Agreement except by an instrument in writing signed on behalf of the Company and Holders owning a majority of the Registrable Securities.

           Section 11.4 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and thereof and shall supersede all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof and thereof.

           Section 11.5 Notices. Notices, offers, requests or other communications required or permitted to be given by either party pursuant to the terms of this Agreement shall be given in writing to the respective parties to the following addresses:

           if to the Holders:

                      Schlumberger Technologies, Inc.
                      [To Come]
                      Attention:   [__________]
                      Telephone:   [__________]
                      Facsimile:   [__________]
           and:

                      Schlumberger BV
                      [To Come]
                      Attention:   [__________]
                      Telephone:   [__________]
                      Facsimile:   [__________]

           if to the Company:

                      NPTest, Inc.
                      [To Come]
                      Attention:   General Counsel
                      Telephone:   [__________]
                      Facsimile:   [__________]

or to such other address as the party to whom notice is given may have previously furnished to the other in writing as provided herein. Any notice involving non-performance, termination, or renewal shall be sent by hand delivery, recognized overnight courier or, within the United States, may also be sent via certified mail, return receipt requested. All other notices may also be sent by fax, confirmed by first class mail. All notices shall be deemed to have been given and received on the earlier of actual delivery or three days from the date of postmark.

           Section 11.6 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors of each of the parties and each transferee of Registrable Securities who is an affiliate of a Holder or who is designated to come within the term "Holder" by the transferor.

           Section 11.7 Authority. Each of the parties hereto represents to the other that (a) it has the corporate or other requisite power and authority to execute, deliver and perform this Agreement, (b) the execution, delivery and performance of this Agreement by it have been duly authorized by all necessary corporate or other actions, (c) it has duly and validly executed and delivered this Agreement, and (d) this Agreement is a legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equity principles.

           Section 11.8 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

           Section 11.9 Descriptive Headings. The headings contained in this Agreement and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. When a reference is made in this Agreement to an Article or a Section, such reference shall be to an Article or Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated.

           Section 11.10 Governing Law. This Agreement shall be construed in accordance with, and any dispute, controversy or claim hereunder shall be governed by, the laws of the State of Delaware, excluding its conflict of law rules and the United Nations Convention on Contracts for the International Sale of Goods.

           Section 11.11 Severability. If any term or other provision of this Agreement is determined by a court, administrative agency or arbitrator to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the fullest extent possible.

           IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                      NPTEST, INC.


                                      By: ___________________________________
                                          Name:
                                          Title:


                                      SCHLUMBERGER TECHNOLOGIES, INC.


                                      By: ___________________________________
                                          Name:
                                          Title:

                                      SCHLUMBERGER BV


                                      By: ___________________________________
                                          Name:
                                          Title: